As filed with the Securities and Exchange Commission on December 29, 2004

                                                       Registration Nos. 33-6930
                                                                        811-4725

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                              SECURITIES ACT OF 1933                         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 25                     [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                AMENDMENT NO. 26                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------

                         PHOENIX INVESTMENT SERIES FUND
                (FORMERLY, PHOENIX-OAKHURST INCOME & GROWTH FUND)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                  ------------

                        COUNSEL AND CHIEF LEGAL OFFICER:
                           MATTHEW A. SWENDIMAN, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPany
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056

                              JOHN R. FLORES, ESQ.
                  VICE PRESIDENT, LITIGATION/EMPLOYMENT COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective (check appropriate box)

     [X]   immediately upon filing pursuant to paragraph (b)
     [ ]   on          pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on          pursuant to paragraph (a)(1)
     [ ]   75 days after filing pursuant to paragraph (a)(2)
     [ ]   on          pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

Prospectus


> DECEMBER 29, 2004






Phoenix Global Utilities Fund


Phoenix-Oakhurst Income & Growth Fund


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                                            Neither the Securities and Exchange
                                            Commission nor any state securities
                                            commission has approved or
                                            disapproved of these securities or
                                            determined if this prospectus is
                                            truthful or complete. Any
                                            representation to the contrary
                                            is a criminal offense.

                                            This prospectus contains important
                                            information that you should know
                                            before investing in Phoenix Global
                                            Utilities Fund and Phoenix Income &
[logo]PHOENIX                               Growth Fund. Please read it
      INVESTMENT PARTNERS, LTD.             carefully and retain it for future
      Committed to Investor Success(SM)     reference.

              PHOENIX INVESTMENT SERIES FUND
--------------------------------------------------------------------------------


              TABLE OF CONTENTS

              Phoenix Global Utilities Fund

                  Investment Risk and Return Summary.......................    1


                  Fund Expenses............................................    6

                  Management of the Fund...................................    7


              Phoenix-Oakhurst Income & Growth Fund


                  Investment Risk and Return Summary.......................    9

                  Fund Expenses............................................   14

                  Management of the Fund...................................   15

              Additional Investment Techniques.............................   17

              Pricing of Fund Shares.......................................   17

              Sales Charges................................................   19

              Your Account.................................................   21

              How to Buy Shares............................................   23

              How to Sell Shares...........................................   23

              Things You Should Know When Selling Shares...................   24

              Account Policies.............................................   25

              Investor Services............................................   27

              Tax Status of Distributions..................................   28

              Financial Highlights.........................................   29

PHOENIX GLOBAL UTILITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

The Phoenix Global Utilities Fund has an investment objective to seek both capital appreciation and current income. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal market conditions, the fund will invest at least 80% of its assets in common and preferred stocks of companies involved to a significant extent in providing products, services or equipment for the Utility Sector, that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest approximately 65-70% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization. The Utility Sector consists of companies involved in (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. A company will be deemed to be involved in the Utility Sector to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from one or more of the activities in the areas described above. The fund's policy of investing at least 80% of its assets in the utilities sector may be changed only upon 60 days written notice to shareholders.


> The fund invests in common and preferred stocks of utility companies that the adviser believes at the time of acquisition are attractively valued and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends").


> The fund may invest up to 20% of its assets in securities which are outside the Utility Sector and which do not pay tax-advantaged dividends, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments in the Utility Sector or other industries. When investing in debt obligations, the fund will invest in primarily investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                                 Phoenix Global Utilities Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

COMMON STOCK


Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, common stock prices are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

DEBT SECURITIES


In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return.


Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

2 Phoenix Global Utilities Fund

Liquidity--Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.


DERIVATIVES

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. Dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

HIGH YIELD-HIGH RISK SECURITIES


High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INCOME FLUCTUATION

The income received from the fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the fund's preferred stock holdings and any bond

                                                 Phoenix Global Utilities Fund 3
holdings could drop as well. The fund's income also would likely be affected adversely when prevailing short-term interest rates increase.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of preferred stocks paying fixed dividend rates and fixed-rate debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


MUTUAL FUND INVESTING

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


PREFERRED STOCK


Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer's call. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.


SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


UTILITY SECTOR CONCENTRATION

Concentrating its investments in the Utility Sector presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the Utility Sector. Moreover, conditions that negatively impact the Utility Sector will have greater impact on this fund as compared to a fund that does not concentrate in one sector.


4 Phoenix Global Utilities Fund

Certain segments of the Utility Sector and individual companies within such segments may not perform as well as the sector as a whole. The Utility Sector historically has been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.


PERFORMANCE TABLES

Performance tables are not included for the Phoenix Global Utilities Fund because the fund has not had annual returns for at least one full calendar year.

                                                 Phoenix Global Utilities Fund 5

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                   CLASS C
                                                                   SHARES                    SHARES
                                                                   -------                   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                      None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                       1%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None                       None

Redemption Fee                                                      None                       None

Exchange Fee                                                        None                       None
                                                         ------------------------------------------------------

                                                                   CLASS A                   CLASS C
                                                                   SHARES                    SHARES
                                                                   -------                   -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.65%                     0.65%

Shareholder Distribution & Service (12b-1) Fees(b)                  0.25%                     1.00%

Other Expenses(c)                                                   0.75%                     0.75%
                                                                    -----                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.65%                     2.40%
                                                                    =====                     =====
Expense Reduction(d)                                                0.50%                     0.50%

NET ANNUAL FUND OPERATING EXPENSES                                  1.15%                     1.90%

----------------------

(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(c) Estimated at this time.

(d) The adviser has contractually agreed to cap total operating expenses at 1.15% and 1.90% (on an annualized basis) of the average daily net assets of Class A Shares and Class C Shares, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


6 Phoenix Global Utilities Fund

--------------------------------------------------------------------------------
   CLASS                            1 YEAR                        3 YEARS
--------------------------------------------------------------------------------
   Class A                           $734                          $1,068
--------------------------------------------------------------------------------
   Class C                           $344                           $751
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS                            1 YEAR                        3 YEARS
--------------------------------------------------------------------------------
   Class C                           $244                           $751
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to three fund companies totaling three mutual funds, three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2004, Duff & Phelps had approximately $5.5 billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


----------------------------------------------------------------------------------------------------
                            1st billion       $1+ billion through $2 billion      $2+ billion
----------------------------------------------------------------------------------------------------
 Management Fee                0.65%                      0.60%                      0.55%
----------------------------------------------------------------------------------------------------


Duff & Phelps has contractually agreed to cap total operating expenses at 1.15% and 1.90% (on an annualized basis) of the average daily net assets of Class A Shares and Class C Shares, respectively.

PORTFOLIO MANAGEMENT


Nathan I. Partain is the portfolio manager for the fund and as such is responsible for the day-to-day management of the fund's portfolio. Mr. Partain serves as Executive Vice President of Duff & Phelps (since January 1997). Mr. Partain has been President, Chief Executive Officer


                                                 Phoenix Global Utilities Fund 7
and Chief Investment Officer of DNP Select Income Fund Inc. since 2001 (Executive Vice President and Chief Investment Officer, 1998-2001) and President and Chief Executive Officer of Duff & Phelps Utility & Corporate Bond Trust Inc. and of DTF Tax-Free Income Inc. since February 2004. Previously, Mr. Partain served as Director of Utility Research at Duff & Phelps Investment Research Co. from 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993). Mr. Partain has been with Duff & Phelps since 1987.
He is also a director of Otter Tail Corporation (since 1993). Mr. Partain earned the right to use the Chartered Financial Analyst designation in 1988.


8 Phoenix Global Utilities Fund

PHOENIX-OAKHURST INCOME & GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder vote. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> To pursue its investment objective, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield-high risk (so called "junk bonds"), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in "emerging market" countries and may invest in companies of any size. Under normal circumstances, at least 65% of the fund's assets will be invested in securities that produce income and achieve capital growth.

> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. As of September 30, 2004, the market capitalization range for the equity securities in which the fund was invested was $761.7 million to $314.4 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.

> Fixed income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in various "sectors" (types of debt securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the

                                         Phoenix-Oakhurst Income & Growth Fund 9
         maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On September 30, 2004 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.45 years. Theoretically, for a fund maintaining a modified adjusted duration of 4.45 years, a 1% increase in interest rates would cause a 4.45% decrease in the value of the fund's assets. Similarly, a 1% decrease in interest rates would cause the value of the fund's assets to increase by 4.45%.


> Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On September 30, 2004 the maturity of the Lehman Brothers Aggregate Bond Index was 7.24 years.

Temporary Defensive Strategy: When, in the adviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its stated objectives.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATING TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

10 Phoenix-Oakhurst Income & Growth Fund

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations because of interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue

                                        Phoenix-Oakhurst Income & Growth Fund 11
bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

12 Phoenix-Oakhurst Income & Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in Phoenix-Oakhurst Income & Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare with two broad-based securities market indices and with a balanced benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR        ANNUAL RETURN (%)
    1994                 -6.25
    1995                 23.40
    1996                 12.70
    1997                 17.10
    1998                 10.96
    1999                  6.58
    2000                  0.03
    2001                 -0.46
    2002                 -7.72
    2003                 17.19


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.54% (quarter ending September 30, 2002). Year-to-date performance (through September 30, 2004) was 1.69%.


-----------------------------------------------------------------------------------------------------------------

                                                                                             SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                                               ------------------
  (FOR THE PERIODS ENDED 12/31/03)(2)              1 YEAR         5 YEARS        10 YEARS         CLASS C

-----------------------------------------------------------------------------------------------------------------
Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           10.45%           1.58%           6.24%             --
-----------------------------------------------------------------------------------------------------------------

     Return After Taxes on Distributions(4)         9.58%           0.11%           3.52%             --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)         6.96%           0.50%           3.73%             --
     and Sale of Fund Shares

-----------------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           12.44%           1.98%           6.08%             --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           16.31%           --              --               1.87%
-----------------------------------------------------------------------------------------------------------------

  S&P 500 Index(5)                                 28.71%          -0.54%          11.10%           -3.14%
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)           4.10%           6.62%           6.95%            7.84%
-----------------------------------------------------------------------------------------------------------------
  Balanced Benchmark(7)                            16.02%           3.41%           9.37%            2.69%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since August 26, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500 Index is a market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market and is provided for general comparative purposes. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(7) The Balanced Benchmark is a composite index made up of 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index.


                                        Phoenix-Oakhurst Income & Growth Fund 13

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                       -------               -------             -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                 None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)               1%(b)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                 None

Redemption Fee                                           None                 None                 None

Exchange Fee                                             None                 None                 None
                                                ----------------------------------------------------------------

                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                       -------               -------             -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.70%                 0.70%               0.70%

Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%               1.00%

Other Expenses                                          0.34%                 0.34%               0.34%
                                                        -----                 -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.29%                 2.04%               2.04%
                                                        =====                 =====               =====

-----------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

14 Phoenix-Oakhurst Income & Growth Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $699                  $960                  $1,242                $2,042
-----------------------------------------------------------------------------------------------------------------
   Class B                      $607                  $840                  $1,098                $2,176
-----------------------------------------------------------------------------------------------------------------
   Class C                      $307                  $640                  $1,098                $2,369
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $207                  $640                  $1,098                $2,176
-----------------------------------------------------------------------------------------------------------------
   Class C                      $207                  $640                  $1,098                $2,369
-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 35 mutual funds and as adviser to institutional clients. As of September 30, 2004, Phoenix had $21.4 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------------------------------------------
                                                                   $1+ billion
                                      1st billion               through $2 billion              $2+ billion
------------------------------ ---------------------------- --------------------------- ----------------------------
   Management Fee                         0.70%                       0.65%                        0.60%
--------------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $401,665. The ratio of management fees to average net assets for the fiscal year ended April 30, 2004 was 0.70%.

PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals.


                                       Phoenix-Oakhurst Income & Growth Fund  15

Steven L. Colton is the leader of the equity investment team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Colton is also the equity investment team leader for the Phoenix-Oakhurst Growth & Income Fund; he is a member of the equity team that manages other of the Phoenix-Oakhurst Funds. Mr. Colton joined Phoenix in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 1997.


David L. Albrycht is the leader of the fixed income team and as such is responsible for the day-to-day decisions related to the fixed income holdings in the fund's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund. Mr. Albrycht is a Managing Director, Fixed Income of Phoenix and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.
















16  Phoenix-Oakhurst Income & Growth Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds may engage in the following investment techniques:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The funds may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS

The funds may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:


                                              Phoenix Investment Series Fund  17

         o  adding the values of all securities and other assets of the fund,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: Each fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in


18  Phoenix Investment Series Fund
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers Class A Shares and Class C Shares. Additionally, the Income & Growth Fund offers Class B Shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


                                              Phoenix Investment Series Fund  19

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES (INCOME & GROWTH FUND ONLY). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

AMOUNT OF                                                                SALES CHARGE AS
TRANSACTION                                                              A PERCENTAGE OF
AT OFFERING PRICE                                 ------------------------------------------------------------
                                                                                                NET
                                                            OFFERING                           AMOUNT
                                                             PRICE                            INVESTED
--------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

20  Phoenix Investment Series Fund

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES (INCOME & GROWTH FUND
ONLY)

  YEAR               1                2                 3                 4                5                 6+
---------------------------------------------------------------------------------------------------------------
CDSC                 5%               4%                3%                2%               2%                0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR               1                2+
---------------------------------------------------------------------------------------------------------------
CDSC                 1%               0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Please specify the name of the fund or funds on the check or transfer instructions. Payment in other forms may be accepted at the discretion of the fund.


                                              Phoenix Investment Series Fund  21

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o $500 for all other accounts.

Minimum ADDITIONAL investments:

         o $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. As previously noted, the Global Utilities Fund offers Class A Shares and Class C Shares and the Income & Growth Fund offers Class A Shares, Class B Shares and Class C Shares. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


22  Phoenix Investment Series Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                              Phoenix Investment Series Fund  23

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the applicable fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:


24  Phoenix Investment Series Fund

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be a stamp 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                              Phoenix Investment Series Fund  25

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;


26  Phoenix Investment Series Fund

         o an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o increased brokerage and administrative expenses.

If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


                                              Phoenix Investment Series Fund  27

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

------------------------------------------------------------------------------------------------------------------
   FUND                                                                    DIVIDEND PAID
------------------------------------------------- ----------------------------------------------------------------
   Global Utilities Fund                                                     Quarterly
------------------------------------------------- ----------------------------------------------------------------
   Income & Growth Fund                                                       Monthly
------------------------------------------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.










28  Phoenix Investment Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand Income & Growth Fund's financial performance over the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.


Since the Global Utilities Fund has been available only since the date of this prospectus, no financial information is included here for this fund.

PHOENIX-OAKHURST INCOME & GROWTH FUND


                                                                            CLASS A
                                          -------------------------------------------------------------------------
                                                                      YEAR ENDED APRIL 30,
                                              2004(6)        2003           2002(5)        2001           2000
                                             ----------   ----------      -----------   ----------     ----------
Net asset value, beginning of period          $7.92         $8.41           $8.98         $9.75          $9.68
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                0.22(3)       0.24(3)         0.29(3)       0.32           0.34(3)
   Net realized and unrealized gain (loss)     0.76         (0.48)          (0.56)        (0.30)          0.06
                                              ------        ------          ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          0.98         (0.24)          (0.27)         0.02           0.40
                                              ------        ------          ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.24)        (0.25)          (0.30)        (0.35)         (0.33)
   Distributions from net realized gains         --            --              --         (0.44)            --
                                              ------        ------          ------        ------         ------
     TOTAL DISTRIBUTIONS                      (0.24)        (0.25)          (0.30)        (0.79)         (0.33)
                                              ------        ------          ------        ------         ------
Change in net asset value                      0.74         (0.49)          (0.57)        (0.77)          0.07
                                              ------        ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD                $8.66         $7.92           $8.41         $8.98          $9.75
                                              ======        ======          ======        ======         ======
Total return(1)                               12.40%        (2.70)%         (3.01)%        0.35%          4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $381,423      $380,101        $432,632      $453,174       $475,854
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          1.29%(2)      1.28%(2)        1.26%(2)      1.26%(4)       1.18%(2)
   Net investment income                       2.54%         3.10%           3.29%         3.41%          3.59%
Portfolio turnover                               83%           93%             64%           48%            58%

-----------------------------
(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A.

(5) As required, effective May 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% for Class A. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.00 and the investment income ratio for the period ending April 30, 2004 by 0.04% net for Class A. Prior to May 1, 2003, the Fund did not hold any debt index securities.



                                              Phoenix Investment Series Fund  29

--------------------------------------------------------------------------------


                                                                          CLASS B
                                         ------------------------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
                                              2004(6)        2003          2002(5)         2001          2000
                                             --------      --------       --------       --------      --------
Net asset value, beginning of period          $7.96         $8.43          $9.00          $9.77         $9.69
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                0.16(3)       0.18(3)        0.22(3)        0.24          0.27(3)
   Net realized and unrealized gain (loss)     0.76         (0.47)         (0.56)         (0.29)         0.06
                                              ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          0.92         (0.29)         (0.34)         (0.05)         0.33
                                              ------        ------         ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.17)        (0.18)         (0.23)         (0.28)        (0.25)
   Distributions from net realized gains         --            --             --          (0.44)           --
                                              ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.17)        (0.18)         (0.23)         (0.72)        (0.25)
                                              ------        ------         ------         ------        ------
Change in net asset value                      0.75         (0.47)         (0.57)         (0.77)         0.08
                                              ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $8.71         $7.96          $8.43          $9.00         $9.77
                                              ======        ======         ======         ======        ======
Total return(1)                               11.61%        (3.42)%        (3.78)%        (0.37)%        3.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $24,228       $34,234        $70,096       $138,837      $226,992
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                          2.04%(2)      2.03%(2)       2.01%(2)       2.01%(4)      1.93%(2)
   Net investment income                       1.82%         2.37%          2.55%          2.65%         2.84%
Portfolio turnover                               83%           93%            64%            48%           58%

-----------------------------
(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00% for Class B.

(5) As required, effective May 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 2.53% to 2.55% for Class B. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.00 and the investment income ratio for the period ending April 30, 2004 by 0.03% net for Class B. Prior to May 1, 2003, the Fund did not hold any debt index securities.



30  Phoenix Investment Series Fund

--------------------------------------------------------------------------------


                                                                         CLASS C
                                         --------------------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                             YEAR ENDED APRIL 30,                     8/27/99 TO
                                             2004(8)         2003          2002(7)         2001         4/30/00
                                            ---------      --------       ---------      --------     -----------
Net asset value, beginning of period         $8.02          $8.49          $9.07          $9.85          $9.61
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)               0.15(3)        0.19(3)        0.22(3)        0.25           0.18(3)
   Net realized and unrealized gain (loss)    0.78          (0.48)         (0.57)         (0.31)          0.23
                                             ------         ------         ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.93          (0.29)         (0.35)         (0.06)          0.41
                                             ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income      (0.17)         (0.18)         (0.23)         (0.28)         (0.17)
   Distributions from net realized gains        --             --             --          (0.44)            --
                                             ------         ------         ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.17)         (0.18)         (0.23)         (0.72)         (0.17)
                                             ------         ------         ------         ------         ------
Change in net asset value                     0.76          (0.47)         (0.58)         (0.78)          0.24
                                             ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD               $8.78          $8.02          $8.49          $9.07          $9.85
                                             ======         ======         ======         ======         ======
Total return(1)                              11.64%         (3.39)%        (3.86)%        (0.37)%         4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $1,980         $1,374         $1,223           $699           $356
RATIO TO AVERAGE NET ASSETS OF:
   Operating Expenses                         2.04%(2)       2.04%(2)       2.02%(2)       2.01%(6)       1.93%(2)(4)
   Net investment income                      1.77%          2.35%          2.50%          2.67%          2.81%(4)
Portfolio turnover                              83%            93%            64%            48%            58%(5)

-----------------------------
(1) Maximum sales charge is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

(4) Annualized.

(5) Not Annualized.

(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.

(7) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(8) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.01 and the investment income ratio for the period ending April 30, 2004 by 0.04% for Class C. Prior to May 1, 2003, the Fund did not hold any debt index securities.



                                              Phoenix Investment Series Fund  31

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.







ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the Funds (including the SAIs) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926









NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-4725
PXP 693 (12/04)

                         PHOENIX INVESTMENT SERIES FUND

                          PHOENIX GLOBAL UTILITIES FUND
                      PHOENIX-OAKHURST INCOME & GROWTH FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                December 29, 2004

    The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Investment Series Fund (the "Trust"), dated December 29, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation at (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                         PAGE

The Trust ...............................................................    1
Investment Restrictions .................................................    1
Investment Techniques and Risks .........................................    2
Performance Information .................................................    7
Portfolio Turnover ......................................................    9
Portfolio Transactions and Brokerage ....................................    9

Services of the Advisers ................................................   11
Net Asset Value .........................................................   13
How to Buy Shares .......................................................   14
Alternative Purchase Arrangements .......................................   14
Investor Account Services ...............................................   17
How to Redeem Shares ....................................................   19
Dividends, Distributions and Taxes.......................................   20
Tax Sheltered Retirement Plans ..........................................   24
The Distributor .........................................................   24
Distribution Plans.......................................................   26
Management of the Trust..................................................   27
Additional Information ..................................................   33
Appendix.................................................................   35





                      Mutual Fund Services--(800) 243-1574
                    Advisor Consulting Group--(800) 243-4361
                         Text Telephone--(800) 243-1926

PXP693B (12/04)

                                    THE TRUST


   The Trust is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust, then reorganized as a Delaware business trust in August 2000. Until October 15, 2004, the Trust was named "Phoenix-Oakhurst Income & Growth Fund." The fund known as the Phoenix-Oakhurst Income & Growth Fund ("Income & Growth Fund") was designated as a series of the Trust and an additional series, Phoenix Global Utilities Fund ("Global Utilities Fund"), is authorized as a series of the Trust.


   The Funds' Prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. The Income & Growth Fund's primary investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Global Utilities Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2. Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

3. Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


4. Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.


5. Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

8. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.


   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing its investment objectives.

FOREIGN SECURITIES

   Each of the Funds may invest in the securities of foreign issuers. The Funds may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Funds may also invest in domestic securities denominated in foreign currencies.


   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   In order to hedge against adverse movements in exchange rates between currencies, the Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

LENDING OF SECURITIES

   Each Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's custodian for its services.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Funds may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with each Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The adviser expects additional assets will be "securitized" in the future. The Funds may invest in any such instruments or variations on them to the extent consistent with each Fund's investment objectives and policies.

OPTIONS

   Each Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

   Each Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   Each Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker/dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Funds' Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

U.S. TREASURY AND CORPORATE ZERO COUPON BOND

   Each Fund may invest in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WHEN-ISSUED SECURITIES

   Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares and Class C Shares reinvested when paid.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes,

Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index, Lehman Brothers T-Bond Index and the MSCI World Utilities Index.


   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Funds' portfolios; or compare the Funds' equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield and Salomon Brothers Corporate Bond and Government Bond Indices.

   Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                             Yield = 2[(a - b+1)(6)-1]
                                        -----
                                        c x d

   Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

   For the 30-day period ended April 30, 2004, the yield of the Income & Growth Fund's Class A Shares, Class B Shares and Class C Shares was 2.02%, 1.38% and 1.38%, respectively.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return for the Class A Shares, Class B Shares and Class C Shares of the Income & Growth Fund for the indicated periods ended April 30, 2004 were as follows:


INCOME & GROWTH FUND


                                                                                                          COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
                                                      04/30/04          04/30/04         04/30/04           04/30/04(1)
                                                      --------          --------         --------           --------
CLASS A
     Return Before Taxes                                5.94%            0.90%             6.67%                 --
     Return After Taxes on Distribution                 5.08%            -0.53%            3.95%                 --
     Return After Taxes on Distributions and            4.00%            -0.05%            4.13%                 --
     Sale of Fund Shares

CLASS B

     Return Before Taxes                                7.61%            1.33%             6.51%                 --
CLASS C
     Return Before Taxes                               11.64%              --                 --                 1.57%

(1) Class C Shares since August 26, 1999.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C Account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER


   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes".) Historical annual rates of portfolio turnover for the Income & Growth Fund are set forth in the prospectus under the heading "Financial Highlights."


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The advisers place orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. It is the practice of each adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.


   The advisers believe that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of each Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner and the value of research services provided by the firm. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the adviser better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which an adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. Each adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the advisers is to be favored over any other account, and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

   In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

   The Funds may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Funds. By allocating transactions in this manner, the adviser is able to supplement its research and analysis with the views and information of other securities firms.

   The adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of a Fund that PXP Securities Corp. may receive.

   With respect to the Income & Growth Fund, for the fiscal years ended April 30, 2002, 2003 and 2004 brokerage commissions paid by the Fund on portfolio transactions totaled $297,942, $592,151 and $341,141, respectively. In the fiscal years ended April 30, 2002, 2003 and 2004, the Fund paid brokerage commissions of $15,765, $10,524 and $1,800 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended April 30, 2004, the amount paid to PXP Securities Corp. was 0.53% of the total brokerage commission paid by the Fund and was paid on transactions amounting to 0.15% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $219,588 paid during the fiscal year ended April 30, 2004 were paid on portfolio transactions aggregating $116,467,414 executed by brokers who provided research and other statistical information.

                            SERVICES OF THE ADVISERS


   The investment adviser to the Income & Growth Fund is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 35 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2004, PIC had approximately $21.4 billion in assets under management.

   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Global Utilities Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to three fund companies totaling three mutual funds, three closed-end mutual funds and to institutional clients. As of September 30, 2004, Duff & Phelps had approximately $5.5 billion in assets under management.


   PIC and Duff & Phelps are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520.


   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2004, PXP had approximately $55.4 billion in assets under management through its investment partners: Aberdeen Asset Management, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (PIC) (Goodwin and Oakhurst divisions) in Hartford, Connecticut and Scotts Valley, California, respectively.


   The advisers provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing each Fund's registration statements (but the distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   As compensation for its services, PIC receives a fee, which is accrued daily against the value of the Income & Growth Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years ended April 30, 2002, 2003 and 2004, the management fees paid by the Fund to the adviser were $3,826,770, $3,074,727 and $2,980,093, respectively.

   As compensation for its services, Duff & Phelps receives a fee, which is accrued daily against the value of the Global Utilities Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the Fund's average daily net assets from $1 billion to $2 billion and 0.55% of the Fund's average daily net assets in excess of $2 billion.

   The Investment Advisory Agreements continues in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the respective Fund as defined in the 1940 Act. The Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

   The Fund, its advisers and distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENTS

The Board of Trustees is responsible for overseeing the performance of each Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving each agreement, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting (in the case of the Global Utilities Fund, the meeting at which the Fund was first authorized to file for registration) and reviewed with them at that meeting.


GLOBAL UTILITIES FUND
   In advance of authorizing the registration of the Fund, with respect to the nature and quality of the services provided, the Board reviewed information comparing the performance of the other accounts similarly managed by the adviser and a relevant market index. The Board noted that in each instance the performance of each exceeded that of its peers and the benchmark. The Board reviewed the plans for allocation of the Fund's brokerage commissions, including any potential allocations to affiliates of the adviser, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions and found no evidence of material or systemic compliance violations by other funds managed by the adviser. The Board also regularly reviews data relating to the quality of brokerage execution received by other of the funds in the fund complex, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the funds from such services. The Board consistently finds the quality of such services to be satisfactory. Going forward, the Board noted that it will have the opportunity to meet with the Fund's portfolio managers from time to time to discuss the management and performance of the fund(s) they manage and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and proposed 12b-1 fees with other funds within the fund complex and to its peer group. The Board noted that the Fund, as presented, compared favorably in each category reviewed. The Board also considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders through a graduated advisory fee schedule or other means. They also considered the contractual reimbursement by the adviser of Fund operating expenses to prevent total fund expenses from exceeding a specified cap for each class of shares and found the arrangement to be a benefit for the Fund's shareholders.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreement. It concluded that the compensation under the agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.


INCOME & GROWTH FUND

   With respect to the nature and quality of the services provided, the Board regularly reviews information, comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board regularly reviews data relating to the quality of brokerage execution received by the other funds overseen by the Trustees, including the adviser's use of brokers or dealers in fund transactions that provide research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund(s) they manage and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board also considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates.

   At the annual contract review meeting held in November 2004, the Board reviewed an extensive questionnaire from the Adviser concerning its investment philosophy, resources, and compliance structure, copies of which each of the Board members had been provided prior to the meeting. The Board concluded, upon review of the questionnaire responses, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. The Board concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable during the coming year. Additionally, the Board concluded that the Adviser had no systemic legal or compliance problems that would interfere with the Funds' management.

   The Board also reviewed materials describing the financial profitability of the Adviser. The materials included information about how costs are allocated across the mutual fund complex, and matched to revenues. The Board noted that the Adviser had not profited at the level that the industry, or the Phoenix corporate board, would expect; however, the Adviser assured the Board that it found the relationship commercially viable. The Board expressed their satisfaction with the information presented.

   Following considerable deliberations, the Board found the Fund's management fee, 12b-1 fees and total expenses to be comparable to those charged by a group of similarly situated funds in the industry as selected by an independent third party. Additionally, the Board found no evidence of material or systemic compliance violations by the Adviser in its management of the Fund. The Board noted the solid performance demonstrated by the Fund in comparison to its peer group. The Board concluded that the costs of the services provided and the profits realized by the Adviser from its relationships with the Fund to be fair and reasonable. In drawing this conclusion, the Board considered the voluntary waiver of advisory and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously approved the investment advisory agreement. It concluded that the compensation under the agreement is fair and reasonable in light of the services, expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.


   The Policy stipulates that the Funds' investment advisers will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free,
(800)243-1574, or on the SEC's website at http://www.sec.gov.


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of the Funds' foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account ("IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares of the Funds may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes.")


   As previously noted, the Global Utilities Fund currently offers Class A Shares and Class B Shares and the Income & Growth Fund currently offers Class A Shares, Class B Shares and Class C Shares.

CLASS A SHARES OF THE FUNDS
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES (INCOME & GROWTH FUND ONLY)
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES OF THE FUNDS
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Fund, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through
(14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES (INCOME & GROWTH FUND ONLY) AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on redemptions of shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund;
(g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares of the Income & Growth Fund only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES (INCOME & GROWTH FUND ONLY)
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the telephone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.


EXCHANGES
   Under certain circumstances, shares of the Funds may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DISRUPTIVE TRADING AND MARKET TIMING
   The following disclosure is intended to supplement the disclosure in the prospectus.

   Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures.

   Under our market timing policy, we could modify your exchange privileges for the fund. Modifications include, but are not limited to, not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of the fund at any one time. We may (but are not obligated to):

   o limit the dollar amount and frequency of exchanges (e.g., prohibit more than one exchange a week, or more than two a month, etc.),

   o restrict the method of making an exchange (e.g., require that all exchanges into the fund be sent to the transfer agent by first class U.S. mail and rescind Internet, telephone or fax exchange privileges),

   o require a holding period for the fund (e.g., prohibit exchanges into the fund within a specified period of time after an exchange out of that fund),

   o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by the fund), or

   o  impose other limitations or restrictions.

   Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual exchanges and the frequency of a shareholder's exchanges. With respect to both dollar amount and frequency, we may consider an individual exchange alone or when combined with exchanges from other funds owned by or under the control or influence of the same individual or entity. We currently review exchange activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the fund. We may change our monitoring procedures at any time without notice.


   Currently we attempt to deter Disruptive Trading by monitoring a shareholder's exchange activity. If a shareholder's exchange(s) exceeds the exchange parameters, we send the shareholder a warning letter. Then, if at any time thereafter the shareholder's exchange activity exceeds the exchange parameters, we will revoke the shareholder's right to make Internet, telephone and fax exchanges. This would mean that thereafter the shareholder could make exchanges only through the U.S. mail or by other physical delivery of a written exchange request with an original signature of the shareholder(s). We will notify shareholders in writing (by mail to their address of record on file with us) if we revoke their Internet, telephone or fax exchange privileges. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policy.


   We have adopted these policies and procedures as a prophylactic measure to protect all shareholders from the potential affects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and providing reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders. We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

   We cannot guarantee that our monitoring will be 100% successful in detecting all exchange activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate exchange parameters to prevent Disruptive Trading), and we cannot guarantee that revoking a shareholder's Internet, telephone and fax exchange privileges will successfully deter all Disruptive Trading.

   We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from the Distributor. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of a Fund and direct proceeds of sale through ACH to your bank account.


   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Funds may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

   The Funds and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.


   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Phoenix Equity Planning Corporation that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTION

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND


   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to the privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   The following discussion of dividends, distributions and taxes applies to each of the Income & Growth Fund and the Global Utilities Fund individually.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Funds are treated as separate entities for federal income tax purposes. Each Fund has elected to qualify and intend to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Funds intend to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if a Fund so elects).


   Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Fund and Shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

TAXATION OF FOREIGN INVESTMENTS

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.



                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of PNX and an affiliate of PIC and Duff & Phelps, serves as distributor for the Funds. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. With respect to the Income & Growth Fund, during the fiscal years 2002, 2003 and 2004, purchasers of the Fund shares paid aggregate sales charges of $249,471, $154,266 and $122,970, respectively, of which the principal Distributor of the Fund received net commissions of $81,203, $67,911 and $37,684, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2004, the Distributor received net commissions of $14,143 for Class A Shares and deferred sales charges of $23,541 for Class B Shares and Class C Shares. In addition to these amounts for fiscal year ended April 30, 2004, $43,435 was paid to WS Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A Shares net selling commissions. On May 31, 2004, a portion of the assets of WS Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker/dealer. WS Griffith Securities, Inc. no longer writes any business for the Funds. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of a Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sales price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   Phoenix Equity Planning Corporation also acts as financial agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. ("PFPC"), as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.


          First $5 billion                                0.065%
          $5 billion to $10 billion                       0.061%
          $10 billion to $15 billion                      0.055%
          $15 billion to $20 billion                      0.040%
          Greater than $20 billion                        0.030%


   Percentage rates are applied to the aggregate daily net asset value of certain of the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among certain of the funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services to the Income & Growth Fund for the fiscal years ended April 30, 2002, 2003 and 2004, Equity Planning received $338,159, $311,498 and $305,984, respectively.



                               DISTRIBUTION PLANS

   The Funds have adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares of both Funds, a plan for the Class B Shares of the Income & Growth Fund, and a plan for the Class C Shares of both Funds; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of each Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares of each Fund, as applicable.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   On a quarterly basis, the Trust's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund. The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Funds and each affected class of shareholders.

   For the fiscal year ended April 30, 2004, the Income & Growth Fund paid Rule 12b-1 Fees in the amount of $1,301,866 of which the Distributor received $311,033, unaffiliated broker-dealers received $947,398 and WS Griffith Securities, Inc., an affiliate, received $43,435. The Rule 12b-1 payments for the fiscal year ended April 30, 2004 were used for (1) compensation of dealers, $1,001,092; (2) compensation to sales personnel, $232,533; (3) advertising, $53,680; (4) printing and mailing prospectuses to other than current shareholders, $19,415; (5) service costs; $103,468 and (6) other costs, $20,669.


   No interested person of the Funds and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.



                             MANAGEMENT OF THE TRUST


   Each Fund is an open-end management investment company, known as a mutual fund. The Trustees of the Trust are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.


TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two-year term expiring in 2006.

                                                INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                   Served since         37          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1987.                            since 2001.  Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), New York Housing Partnership
New York, NY 10178                                                  Development Corp. (Chairman) (1981-present), Greater New
DOB: 8/2/29                                                         York Councils, Boy Scouts of America (1985-present),
                                                                    Academy of Political Science (Vice Chairman)
                                                                    (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (since 2004). The Harlem Youth Development Foundation
                                                                    (1998-present), Josiah Macy, Jr., Foundation
                                                                    (1975-present).  Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001).  Director, Trism, Inc.
                                                                    (1994-2001), Consolidated Edison Company of New York,
                                                                    Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002),
                                                                    Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                    Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                    Accuhealth (1994-2002), Pace University (1978-2003).

Harry Dalzell-Payne                Served since         37          Currently retired.
The Flat, Elmore Court             1987.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

S. Leland Dill                     Served since         27          Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way                2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                           Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                        (1994-1999) and Coutts & Co. International (USA) (private
(1992-2000).                                                        banking) (1992-2000).


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

Francis E. Jeffries                Served since         29          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-present).
Naples, FL  34108
DOB: 9/23/30

Leroy Keith, Jr.                   Served since         27          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN  37402                                              Director/Trustee, Evergreen Funds (12 portfolios, 93
DOB: 2/14/39                                                        funds) (1983-present).

Geraldine M. McNamara              Served since         37          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present).
11 West 54th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                  Served since         37          Currently retired. W.H. Reaves and Company (investment
164 Laird Road                     1995.                            management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28

James M. Oates*                    Served since         37          Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
c/o Northeast Partners             1993.                            Markets Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                                                    (1994-present). Director, Investors Financial Service
Trustee                                                             Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                        Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present) and Trust Company
                                                                    of New Hampshire (2002-present). Director and Treasurer,
                                                                    Endowment for Health, Inc. (2000-present). Chairman,
                                                                    Emerson Investment Management, Inc. (2000-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (2000-2002), 1Mind.com,
                                                                    Member Chief Executives Organization (1996-2001) and
                                                                    Plymouth Rubber Co. (1995-2003).

Donald B. Romans                   Served since          27         President, Romans & Company (private investors and
39 S. Sheridan Road                2004.                            financial consultants) (1987-present). Trustee, Burnham
Lake Forest, IL 60045                                               Investors Trust (5 portfolios) (1967-present).
DOB: 4/22/31

Richard E. Segerson                Served since          27         Managing Director, Northway Management Company
Northway Management Company        1984.                            (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

Ferdinand L.J. Verdonck            Served since          27         Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                     2004.                            Trustee/Director EASDAQ (Chairman), The Fleming
B-9000 Gent, Belgium                                                Continental European Investment Trust, KBC Lease
DOB: 7/30/42                                                        (Honorary), Groupe SNEF, Degussa Antwerpen N.V., Santans
                                                                    N.V., Laco N.V. Managing Director, Almanij N.V.
                                                                    (1992-2003); Trustee/Director (1992-2003), KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luzembougeoise (1992-2003), Investco N.V.
                                                                    (1993-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg, Phoenix Investment Partners, Ltd. (1995-2001).

Lowell P. Weicker, Jr.             Served since          27         Director, Compuware (1996-present), WWF, Inc.
P.O. Box 849                       1995.                            (2000-present) and Medallion Financial New York
7 Little Point Street                                               (2003-present). President, The Trust for America's Health
Essex, CT  06426                                                    (non-profit) (2001-present). Director, UST Inc.
DOB: 5/16/31                                                        (1995-2004) and HPSC Inc. (1995-2004).

*Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson
 Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, owns approximately 8% of Hudson's common stock.



                               INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)      LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH        SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche             Served since            32         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present).  Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
59th Floor                                                          (1989-present).
New York, NY 10020
Trustee
DOB: 5/11/34




                                                      NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)       LENGTH OF          OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH    TIME SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE


**Philip R. McLoughlin           Served since            68         Management Consultant, Phoenix Investment Partners, Ltd.
Chairman and President           1993.                              (2002-present). Director, PXRE Corporation (Delaware)
DOB: 10/23/46                                                       (1985-present), World Trust Fund (1991-present).
                                                                    Chairman (1997-2002), Director (1995-2002), Vice
                                                                    Chairman (1995-1997) and Chief Executive Officer
                                                                    (1995-2002), Phoenix Investment Partners, Ltd. Director,
                                                                    Executive Vice President and Chief Investment Officer,
                                                                    The Phoenix Companies, Inc. (2001-2002).  Director
                                                                    (1994-2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company. Director
                                                                    (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                    Counsel, Inc. Director (1984-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                    Advisers LLC (1999-2002). Director (2001-2002) and
                                                                    President (April 2002-September 2002), Phoenix
                                                                    Investment Management Company (2001-2002). Director and
                                                                    Executive Vice President, Phoenix Life and Annuity
                                                                    Company (1996-2002). Director (1995-2000) and Executive
                                                                    Vice President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Company (2001-2002). Director
                                                                    (1985-2002) and Vice President (1985-2002), PM Holdings,
                                                                    Inc. Director (1992-2002) and President (1993-1994), WS
                                                                    Griffith Securities, Inc.


 * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.




                                           OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS


John F. Sharry                 Executive Vice         President, Private Client Group (1999-present), Executive Vice
DOB: 3/28/52                   President since        President, Retail Division (1997-1999), Phoenix Investment Partners,
                               1998.                  Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix
                                                      Fund Complex (1998-present).

Francis G. Waltman             Senior Vice            Vice President, Chief Administrative Officer (2004-present), Senior
DOB: 7/27/62                   President since        Vice President, Chief Administrative Officer, Private Client Group
                               May 2004.              (1999-2004), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                      certain funds within the Phoenix Fund Complex (May 2004-present).

Nancy G. Curtiss               Treasurer since        Vice President, Operations (2003-Present),Vice President, Fund
DOB: 11/24/52                  1997.                  Accounting (1994-2003) and Treasurer  (1996-present), Phoenix Equity
                                                      Planning Corporation. Treasurer, certain funds within the Phoenix Fund
                                                      Complex (1994-present).


                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS

Jacqueline M. Porter           Vice President and     Assistant Vice President, Mutual Fund Tax (2001-present), Assistant
DOB:  2/19/58                  Assistant Treasurer    Vice President, Fund Control & Tax (1995-2001), Phoenix Equity
                               since 2004.            Planning Corporation.

Matthew A. Swendiman           Vice President,        Counsel, Phoenix Life Insurance Company (2002-present). Vice
One American Row               Counsel, Chief         President, Counsel, Chief Legal Officer and Secretary, certain of the
Hartford, CT 06102             Legal Officer and      funds within the Phoenix Fund Complex (2004-present). Assistant Vice
DOB: 4/5/73                    Secretary since        President and Assistant Counsel, Conseco Capital Management,
                               2004.                  (2000-2002).



COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as trustees, including as Independent Trustees, and annually evaluating the Board and committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L. J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met twice during the Trust's last fiscal year.


COMPENSATION


   Trustees who are not interested persons of the Trust and Marilyn E. LaMarche, an Interested Trustee, receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and other Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended April 30, 2004, the Trustees received the following compensation:


                                                              TOTAL COMPENSATION
                                                                FROM TRUST AND
                                   AGGREGATE                     FUND COMPLEX
                                 COMPENSATION                     (71 FUNDS)
       NAME                       FROM TRUST                   PAID TO TRUSTEES
       ----                       ----------                   ----------------
 E. Virgil Conway                    $4,262                        $177,074
 Harry Dalzell-Payne                 $3,206                        $145,875
 S. Leland Dill**                    $    0                        $ 32,750
 Francis E. Jeffries                 $2,628                        $126,500
 Leroy Keith, Jr.                    $2,857                        $ 71,000
 Marilyn E. LaMarche                 $2,628                        $ 69,000
 Philip R. McLoughlin                $    0                        $      0
 Geraldine M. McNamara               $3,064*                       $117,522
 Everett L. Morris                   $3,616*                       $169,013
 James M. Oates                      $4,262                        $116,125
 Donald B. Romans**                  $    0                        $ 32,750
 Richard E. Segerson                 $3,543                        $ 89,375
 Ferdinand L. J. Verdonck**          $    0                        $      0
 Lowell P. Weicker, Jr.              $3,315                        $ 81,000

 ----------------------

 * This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2004, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $421,081.21, Ms. McNamara, $135,926.01, Mr. Morris, $302,672.84 and Mr. Segerson, $111,748.91,
   respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Trust to PXP.

** Messrs. Dill and Romans became Trustees effective April 16, 2004; Mr.
   Verdonck became a Trustee in November 2004 and, therefore, they received no compensation from the Trust during its last fiscal year.


TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003:

                                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                                   TRUSTEE OWNERSHIP IN ALL
                                         DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY             FUNDS OVERSEEN
                                             SECURITIES IN             SECURITIES IN THE           BY TRUSTEE IN FAMILY OF
                                         GLOBAL UTILITIES FUND        INCOME & GROWTH FUND           INVESTMENT COMPANIES
                                         ---------------------        --------------------           --------------------


E. Virgil Conway                                  None                        None                        $1-$10,000
Harry Dalzell-Payne                               None                        None                           None
S. Leland Dill*                                   None                        None                           None
Francis E. Jeffries                               None                        None                     $50,001-$100,000
Leroy Keith, Jr.                                  None                        None                      Over $100,000
Marilyn E. LaMarche                               None                        None                           None
Philip R. McLoughlin                              None                        None                      Over $100,000
Geraldine M. McNamara                             None                        None                     $50,001-$100,000
Everett L. Morris                                 None                        None                      Over $100,000
James M. Oates                                    None                  $50,001-$100,000                Over $100,000
Donald B. Romans*                                 None                        None                      Over $100,000
Richard E. Segerson                               None                        None                      Over $100,000
Ferdinand L. J. Verdonck*                         None                        None                           None
Lowell P. Weicker, Jr.                            None                        None                           None

* Messers. Dill and Romans became Trustees in April 2004 and Mr. Verdonck became a Trustee in November 2004.

   At December 8, 2004, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Funds.

PRINCIPAL SHAREHOLDERS


   The following table set forth information as of December 8, 2004 with respect to each person who owns of record, or is known by the Trust to own of record, or beneficially own 5% or more of any class of the Funds' equity securities.

                                                                                       PERCENTAGE
NAME OF SHAREHOLDER                                     FUND AND CLASS                OF THE CLASS      NUMBER OF SHARES
-------------------                                     --------------                ------------      ----------------

LPL Financial Services                          Income & Growth Fund - Class C           6.16%             14,131.290
A/C 1283-5985
9785 Towne Centre Drive
San Diego, CA  92121-1968

MLPF&S for the Sole                             Income & Growth Fund - Class B           5.15%            107,854.444
Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr., East, 3rd Fl.
Jacksonville, FL  32246-6484

Morgan Stanley DW Inc.                          Income & Growth Fund - Class C           8.33%             19,098.685
Customer for Charlene Hammill
P.O. Box 250 Church Street Station
New York, NY  10008-0250

Phoenix Equity Planning Corporation             Income & Growth Fund - Class C           5.39%             12,368.270
Attn:  Corporate Accounting Dept.
56 Prospect Street, #56P3
Hartford, CT  06103-2818

State Street Bank & Trust Co.                   Income & Growth Fund - Class C           7.25%             16,633.888
Custody for the IRA of
Robert S. McClure
2238 Camino Brazos
Pleasanton,  CA  94566-5813



                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The Trust was originally organized under Massachusetts law in 1986 as a business trust and contained only one fund, the Income & Growth Fund. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with the other Phoenix Funds. On August 25, 1999, the Trustees voted to change the name of the Fund to "Phoenix-Oakhurst Income & Growth Fund." The Fund was reorganized as a Delaware business trust in August 2000. Effective October 15, 2004 the Trust changed its name to Phoenix Investment Series Fund and the Trustees designated the Phoenix-Oakhurst Income & Growth Fund as a series of the Trust and authorized an additional series of the Trust, the Phoenix Global Utilities Fund.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in two series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits each Fund's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of each Fund's assets.


   Pursuant to a Transfer Agent and Service Agreement, as amended, with the Phoenix Funds, Phoenix Equity Planning Corporation, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Trusts independent registered public accounting firm, will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS


   The financial statements for the Income & Growth Fund's fiscal year end April 30, 2004, appearing in the Fund's 2004 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.

   Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                         PHOENIX INVESTMENT SERIES FUND
                           PART C -- OTHER INFORMATION


ITEM 22. EXHIBITS

      a. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-06930) on August 28, 2000, and
                   incorporated herein by reference.

      b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-06930) on August 28, 2000, and incorporated herein by reference.


      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


      d.1 Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2003 filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003 and incorporated herein by reference.


      d.2 Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co. to be filed by amendment.


      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR with Post-Effective Amendment No. 22 (File No. 003-06930) on August 26, 2003 and incorporated herein by reference.


      f.           None.


      g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as
                   Exhibit 8 with Post-Effective Amendment No. 14 (File No. 003-06930) on August 21, 1998, and incorporated herein by reference.

      g.2 Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

      g.3 Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

      g.4 Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

      h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 13 (File No. 033-06930) on August 26, 1997 and
                   incorporated herein by reference.

      h.2 Sub-Transfer Agency and Service Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company effective June 1, 1994, filed via EDGAR as Exhibit
                   9.2 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

      h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 14 (File No. 033-60930) on August 21, 1998, and incorporated herein by reference.

      h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of February 27, 1998, and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

      h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of June 1, 1998, and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

      h.6 Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003; and incorporated herein by reference.

      h.7 First Amendment to Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated February 28, 2004, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

      h.8* Fourth Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of October 21, 2004 filed via EDGAR herewith.

      i.* Opinion of counsel as to legality of the Shares, filed via EDGAR herewith.

      j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.


      k.           Not Applicable.

      l.           None.


      m.1* Amended and Restated Distribution Plan for Class A Shares, effective November 18, 1998, and filed via EDGAR herewith.

      m.2 First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003 and incorporated herein by reference.

      m.3 Distribution Plan for Class B Shares effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-06930) on August 28, 2000, and incorporated herein by reference.

      m.4 Distribution Plan for Class C Shares effective June 1, 2000 filed via EDGAR with Post-Effective Amendment No. 18
                   (File No. 033-06930) on August 28, 2000 and herein incorporated by reference.

      n.1* 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

      n.2* First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

      n.3* Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR herewith.


      o.           Reserved.

      p. Amended and Restated Code of Ethics of the Fund, the Adviser and the Distributor, effective May 2004, filed via EDGAR with Post-Effective Amendment No. 23 filed on August 23, 2004 and incorporated herein by reference.

      q.1 Power of Attorney for Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 43 on June 28, 2002 and incorporated herein by reference.


      q.2 Powers of Attorney for all Trustees except Mr. Verdonck, filed via EDGAR with Post-Effective Amendment No. 24 (File No. 033-06930) on October 15, 2004, and incorporated herein by reference.

      q.3*         Power of Attorney for Mr. Verdonck filed via EDGAR herewith.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


     No person is controlled by, or under common control, with the Fund.


ITEM 24. INDEMNIFICATION

     The Agreement and Declaration of Trust dated June 23, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co., the Advisers, reference is made to each Adviser's current Form ADV (SEC File No. 801-5995 for PIC and No. 801-14813 for Duff & Phelps) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 26. PRINCIPAL UNDERWRITER


     (a) Phoenix Equity Planning Corporation serves as the principal underwriter for the following registrants:


Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partners Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and Executive Officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                            POSITIONS AND OFFICES              POSITIONS AND OFFICES WITH
PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                   REGISTRANT
-----------------                   ----------------                   --------------------------


John H. Beers                       Vice President                     None
One American Row                    and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Nancy J. Engberg                    Vice President, Chief              Anti-Money Laundering Officer and
One American Row                    Compliance Officer and             Assistant Secretary
P.O. Box 5056                       Anti-Money Laundering Officer
Hartford, CT 06115


Daniel T. Geraci                    Director, Chairman of the Board    None
56 Prospect Street                  and Chief Sales and
P.O. Box 150480                     Marketing Officer
Hartford, CT 06115-0480


NAME AND                            POSITIONS AND OFFICES              POSITIONS AND OFFICES WITH
PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                   REGISTRANT
-----------------                   ----------------                   --------------------------

Michael J. Gilotti                  Director                           None
38 Prospect Street
Hartford, CT 06102-5056


Michael E. Haylon                   Director                           None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Glenn H. Pease                      Vice President, Finance and        None
56 Prospect Street                  Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                      President, Sales                   Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


Francis G. Waltman                  Senior Vice President              Senior Vice President
56 Prospect Street                  and Chief Administrative
P.O. Box 150480                     Officer
Hartford, CT 06115-0480

James D. Wehr                       Director                           None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder include:



Secretary of the Fund:                     Principal Underwriter, Financial Agent and
     Matthew A. Swendiman, Esq.            Transfer Agent:
     One American Row                           Phoenix Equity Planning Corporation
     P.O. Box 5056                              56 Prospect Street
     Hartford, CT 06102-5056                    P.O. Box 0480
                                                Hartford, CT 06115-0480
Investment Advisers:
     Phoenix Investment Counsel, Inc.      Custodian and Dividend Dispersing Agent:
     56 Prospect Street                         State Street Bank and Trust Company
     P.O. Box 0480                              225 Franklin Street
     Hartford, CT 06115-0480                    Boston, MA 02110

     Duff & Phelps Investment Management Co.
     55 East Monroe Street
     Suite 3600
     Chicago, IL 60603




ITEM 28. MANAGEMENT SERVICES

     None.

ITEM 29. UNDERTAKINGS

     None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in City of Hartford and State of Connecticut on the 29th day of December, 2004.


                                                               PHOENIX INVESTMENT SERIES FUND

ATTEST:      /s/ MATTHEW A. SWENDIMAN                BY:   /S/ PHILIP R. MCLOUGHLIN
                 -------------------------                     ----------------------------
                 MATTHEW A. SWENDIMAN                          PHILIP R. MCLOUGHLIN
                 SECRETARY                                     PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 29th day of December, 2004.




                         SIGNATURE                                TITLE
                         ---------                                -----

                                                                  Trustee

------------------------------------------------------------
                     E. Virgil Conway*

                   /s/ Nancy G. Curtiss                           Treasurer (Principal
------------------------------------------------------------      Financial and Accounting Officer)
                     Nancy G. Curtiss

                                                                  Trustee
------------------------------------------------------------
                   Harry Dalzell-Payne*

                                                                  Trustee
------------------------------------------------------------
                      S. Leland Dill*

                                                                  Trustee
------------------------------------------------------------
                   Francis E. Jeffries*

                                                                  Trustee
------------------------------------------------------------
                     Leroy Keith, Jr.*

                                                                  Trustee
------------------------------------------------------------
                   Marilyn E. LaMarche*

                 /s/ Philip R. McLoughlin                         President and Director
------------------------------------------------------------      (Principal Executive Officer)
                   Philip R. McLoughlin

                                                                  Trustee
------------------------------------------------------------
                  Geraldine M. McNamara*

                                                                  Trustee
------------------------------------------------------------
                    Everett L. Morris*

                                                                  Trustee
------------------------------------------------------------
                      James M. Oates*

                                                                  Trustee
------------------------------------------------------------
                     Donald B. Romans*

                                                                  Trustee
------------------------------------------------------------
                   Richard E. Segerson*


                                                                  Trustee
------------------------------------------------------------
                 Ferdinand L. J. Verdonck*


                                                                  Trustee
------------------------------------------------------------
                  Lowell P. Weicker, Jr.*

By: /s/ Philip R. McLoughlin
    ------------------------------------------------------
*  Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.


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